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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2004

                              MAJESCO HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     333-70663                  06-1529524
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           160 Raritan Center Parkway
                            Edison, New Jersey 08837

          (Address of principal executive offices, including zip code)

                                 (732) 225-8910

              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         This Current Report on Form 8-K is being filed for the sole purpose of filing the agreements set forth as exhibits under Item 7 below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

Exhibit No.    Description

10.1 Lease Agreement, dated as of February 2, 1999, by and between 160 Raritan Center Parkway, L.L.C. and Majesco Sales Inc.

10.2 License Agreement for Game Boy Advance (Western Hemisphere), dated May 10, 2001, by and between Nintendo of America, Inc. and Majesco Sales Inc.*

10.3 First Amendment to the Confidential License Agreement for Game Boy Advance, dated May 11, 2004, by and between Nintendo of America, Inc. and Majesco Sales Inc.

10.4 License Agreement for Gamecube, (Western Hemisphere), dated January 11, 2001, by and between Nintendo of America, Inc. and Majesco Sales Inc.*


* A Confidential Treatment Request for certain information in this document has been filed with the Securities and Exchange Commission. The information for which treatment has been sought has been deleted from such exhibit and the deleted text replaced by four asterisks (****).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAJESCO HOLDINGS INC.
                                  (Registrant)

Dated:   August 10, 2004          By: /s/ Jesse Sutton
                                      -------------------------------------
                                      Jesse Sutton
                                      President and Chief Executive Officer